Exhibit 10.8

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 19, 2013 (the “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of August 2, 2011 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth in Section 1 below;

WHEREAS, the Lenders have agreed to provide the requested amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes a violation of the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any and all Guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest is or becomes a violation of the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

“Qualified ECP Guarantor” means at any time each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not, at the applicable time, an “eligible contract participant” under the Commodity Exchange Act.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The definition of “Guarantors” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Guarantors” means (a) each Domestic Subsidiary of the Borrower that is a Wholly Owned Subsidiary, (b) each other Person that joins as a Guarantor pursuant to Section 7.12, (c) with respect to (i) Obligations under any Swap Contract between any Loan Party and any Swap Bank, (ii) Obligations under any Treasury Management Agreement between any Loan Party and any Treasury Management Bank and (iii) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.08) under the Guaranty, the Borrower, and (d) the successors and permitted assigns of the foregoing; provided that no Regulated Subsidiary shall be a Guarantor prior to obtaining the receipt of the approvals and/or consents required by Section 7.16 with respect to such Regulated Subsidiary.

(c) The definition of “Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following proviso at the end of such definition:

; provided that the “Obligations” of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.

(d) The following Section 4.08 is hereby added immediately following Section 4.07 of the Credit Agreement:

4.08 Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Specified Loan Party, or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 4.08 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 4.08 to constitute, and this Section 4.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act.

(e) Clause (b)(ii) of Section 7.12 is hereby amended to read as follows:

(ii) deliver to the Administrative Agent (x) documents of the types referred to in Sections 5.01(f) and (g) and (y) favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(f) Clause (a)(ii) of Section 7.14 is hereby amended to read as follows:

(ii) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, surveys, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above in this Section 7.14 and the perfection of the Administrative Agent’s Liens thereunder) and other items of the types required to be delivered pursuant to Section 5.01(g), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(g) The following sentence is hereby added to the end of Section 9.03 of the Credit Agreement:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement.

(c) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g. PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

GUARANTORS:	ALLTECK LINE CONTRACTORS (USA), INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DILLARD SMITH CONSTRUCTION COMPANY
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE FI, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE PIPELINE FACILITIES, INC.
INFRASOURCE SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
MANUEL BROS., INC.

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MICROLINE TECHNOLOGY CORPORATION
M.J. ELECTRIC CALIFORNIA, INC.
M.J. ELECTRIC, LLC
NORTH SKY ENGINEERING, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
POTELCO, INC.
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PWR FINANCIAL COMPANY
PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC
QUANTA FIBER NETWORKS, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS I GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER, INC.
QUANTA POWER GENERATION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.
QUANTA UTILITY SERVICES-GULF STATES, INC.
QUANTAWORKS, LLC
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMTER UTILITIES, INC.
SUNESYS, LLC
SUNESYS OF MASSACHUSETTS, LLC
SUNESYS OF VIRGINIA, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
UTILITY LOCATE AND MAPPING SERVICES, INC.
VCS SUB, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS CONSTRUCTION, LLC

By:	InfraSource, LLC,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

LAZY Q RANCH, LLC

By:	Quanta Asset Management, LLC,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG, LLC

By:	Mears Group, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QSI FINANCE V (US), LLP

By:	QSI Finance IV (Canada) ULC,
its managing partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA MARINE SERVICES, LLC
RMS HOLDINGS, LLC

By:	Quanta Energy Services, LLC,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

QUANTA RECEIVABLES, L.P.

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice-President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ Mike Sultanik
	Name:	Mike Sultanik
	Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	UMB BANK, N.A.

	By:	/s/ David A. Proffitt
	Name:	David A. Proffitt
	Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Missy Collura
	Name:	Missy Collura
	Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Jeremy Newsom
	Name:	Jeremy Newsom
	Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ John Berry
	Name:	John Berry
	Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BRANCH BANKING & TRUST COMPANY

	By:	/s/ Matt McCain
	Name:	Matt McCain
	Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF MONTREAL

	By:	/s/ John Armstrong
	Name:	John Armstrong
	Title:	Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	JP MORGAN CHASE BANK, N.A.

	By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.